Exhibit 23.1





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 17, 1999, included in Advance Paradigm, Inc.'s Form 10-K for the year ended March 31, 1999, and to all reference to our firm included in this registration statement.



Dallas, Texas,                                        ARTHUR ANDERSEN LLP
     July 16, 1999